UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2023

White River Energy Corp

(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

609 W/ Dickson St., Suite 102 G
Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

(800) 203-5610
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

On July 13, 2023, White River Private Capital Management (the “Manager”) and White River Energy Partners I LP (the “Fund”), consolidated subsidiaries of White River Energy Corp (the “Company”), entered into a Managing Broker-Dealer Agreement (the “Agreement”) with Emerson Equity LLC (the “Broker”), pursuant to which the Broker agreed to serve as the managing broker-dealer to assist in selling partnership units of the Fund in a private placement offering for gross proceeds of up to $50,000,000 on a “best efforts” basis. Under the Agreement, the Broker may enlist other broker-dealers which are members of the Financial Industry Regulatory Authority to assist in the selling efforts as part of the selling group for the offering. As compensation for its services, the Broker will be entitled to receive the following compensation: (i) a selling commission of up to 6% of the gross proceeds from units sold by the Broker in the offering (“Total Sales”), which may be allocated to other selling group members, (ii) a placement fee equal to 1.5% of Total Sales, and (iii) a wholesaler fee equal to up to 1.25% of the Total Sales, which may be allocated to other wholesalers in the offering (including potentially to affiliates of the Broker), and (iv) a marketing diligence allowance equal to up to 1% of the Total Sales, which may be allocated to other selling group members. Under the Agreement, the Fund reserves the right to accept or reject any investments in the offering, and to terminate the offering, in its discretion.

The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Filed or
		Incorporated by Reference			Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
10.1	Managing Broker-Dealer Agreement*				Filed
10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document)				Filed

* Certain exhibits and/or schedules have been omitted. The Company hereby agrees to furnish to the Staff of the Securities and Exchange Commission upon request any omitted information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Energy Corp

Date: July 19, 2023	By:	/s/ Jay Puchir
	Name:	Jay Puchir
	Title:	Chief Financial Officer